UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2011

CVS CAREMARK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-01011	05-0494040
(Commission File Number)	(IRS Employer Identification No.)

One CVS Drive Woonsocket, Rhode Island	02895
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 765-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(d) CVS Caremark Corporation held its Annual Meeting of Stockholders on May 11, 2011. The matters voted upon, each of which is described in the 2011 Proxy Statement filed on March 30, 2011, and the results of the voting were disclosed in the Form 8-K filed with the Commission on May 13, 2011.

In connection with the Proposal Regarding the Frequency of Advisory Votes on Executive Compensation, as recommended by the Company’s Board of Directors, the Company’s stockholders voted in favor of holding such an advisory vote annually. Accordingly, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation on an annual basis until the next required vote on the frequency of advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS CAREMARK CORPORATION

By:	/s/ Thomas S. Moffatt
Thomas S. Moffatt Vice President and Corporate Secretary

Dated: March 22, 2012